Exhibit 10.10

EXECUTION COPY

COPYRIGHT SECURITY AGREEMENT, dated as of October 4, 2003, among JOSTENS SECONDARY HOLDINGS CORP. (“Holdings”), JOSTENS IH CORP. (the “Borrower”),  the subsidiaries of the Borrower listed on Schedule I hereto (the “Subsidiary Grantors”)and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (the “Administrative Agent”).

Reference is made to the Security Agreement dated as of October 4, 2004 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower , the Subsidiary Grantors and the Administrative Agent.  The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of October 4, 2004 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)).  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Holdings and the Subsidiary Grantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.   The rules of construction specified in Section 1(a) of the Security Agreement also apply to this Agreement.

SECTION 2.  Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II (the “Copyrights”).

SECTION 3. Security Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement, provided that the security interest granted herein shall automatically terminate upon the termination, release or other discharge of the Administrative Agent’s security interest in the Copyright Collateral granted pursuant to the Security Agreement as contemplated by the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSTENS IH CORP.,

by	/s/ David A. Tayeh
Name: David Tayeh
Title: Secretary

JOSTENS SECONDARY HOLDINGS CORP.,

by	/s/ Marie Hlavaty
Name: Marie Hlavaty
Title: Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
THE LEHIGH PRESS, INC.

by	/s/ Robert S. Mathews
Name: Robert S. Mathews
Title: President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Director

by	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Associate

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSTENS IH CORP.,

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.,

By
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO, JOSTENS, INC.

By	/s/ David A. Tayeh
Name: David A. Tayeh
Title: Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

By
Name:
Title:

By
Name:
Title:

Schedule I

Subsidiary Grantors

The Lehigh Press, Inc.
Jostens, Inc.

Schedule II

I. Copyrights

II. Copyright Applications

III. Copyright Licenses